Net Income per Share (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Reconciliation of Calculation of Basic and Diluted Income Per Share
The following is a reconciliation of the calculation of basic and diluted net income per share for the past two years:

	For the years ended December 31,
(In thousands, except per share amounts)	2016	2015
Net income	$13,209	$9,557
Weighted average common shares outstanding - Basic	9,416	9,267
Plus: Potential dilutive common stock equivalents	156	115
Weighted average common shares outstanding - Diluted	9,572	9,382
Net income per common share - Basic	1.40	1.03
Net income per common share - Diluted	1.38	1.02
Stock options and common stock excluded from the income per share calculation as their effect would have been anti-dilutive	73	89